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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                ______________


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   August 25, 1999



                     FRANCHISE MORTGAGE ACCEPTANCE COMPANY
            (Exact name of registrant as specified in its charter)




     Delaware                          0-23283                    95-469104
     (State or other           (Commission File Number)         (IRS Employer
     jurisdiction of                                                 No.)
     incorporation)


      1888 Century Park East, Third Floor, Los Angeles, California 90067
         (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code (310) 229-2600



                                      N/A
        (Former name or former address, if changed since last report.)
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Item 5. Other Events.
        ------------

        On August 25, 1999, Franchise Mortgage Acceptance Company, a Delaware corporation ("FMAC"), and Bay View Capital Corporation, a Delaware corporation ("Bay View"), entered into an Amendment (the "Amendment") to the Agreement and Plan of Reorganization, dated as of March 11, 1999, by and between FMAC and Bay View (the "Merger Agreement"). The Amendment is filed herewith as Exhibit 2 and is incorporated herein by reference. Pursuant to the Amendment, and subject to the terms and conditions set forth in the Merger Agreement, in connection with the merger of FMAC with and into Bay View, each FMAC shareholder will have the option to elect to receive for each share of FMAC common stock held either $9.80 in cash or .5444 shares of Bay View common stock, provided that the FMAC shareholder elections are subject to the aggregate number of shares of FMAC common stock to be exchanged for Bay View common stock being equal to 85% of the number of shares of FMAC common stock outstanding immediately prior to closing. Pursuant to the Amendment, the Merger Agreement provisions (i) limiting Bay View common stock ownership by any FMAC shareholder immediately following the merger to 9.99% of the Bay View common stock on a pro forma basis, and (ii) providing FMAC with a termination right in the event the average Bay View common stock price is below $17.50, have been eliminated.

        FMAC and Bay View issued a joint Press Release announcing the Amendment to the Merger Agreement, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

(c)     EXHIBITS:

        2 Amendment to the Agreement and Plan of Reorganization by and between Bay View and FMAC, dated as of August 25, 1999.

        99.1 Joint Press Release of Bay View and FMAC issued August 25, 1999.

                                       2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FRANCHISE MORTGAGE ACCEPTANCE
                                                CORPORATION


Date: August 26, 1999                           By: /s/ Raedelle Walker
                                                    -------------------------
                                                    Raedelle Walker
                                                    Chief Financial Officer


                                       3
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                                 EXHIBIT INDEX

Exhibit
Number              Description
------              -----------

  2 Amendment to the Agreement and Plan of Reorganization by and between Bay View and FMAC, dated as of August 25, 1999.

 99.1     Joint Press Release of Bay View and FMAC issued August 25, 1999.

                                       4